INVESTOR PRESENTATION NYSE: GNTY 1ST QUARTER 2024

SAFE HARBOR STATEMENT ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of March 31, 2024, Guaranty Bancshares, Inc. had total assets of $3.1 billion, total loans of $2.3 billion and total deposits of $2.6 billion. Visit www.gnty.com for more information. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission. We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and we do not intend, and assume no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

QUARTERLY HIGHLIGHTS Ty Abston CEO and Chairman of the Board Shalene Jacobson EVP and Chief Financial Officer

Q1 2024 – FINANCIAL RESULTS EARNINGS, ROAA AND NIM BALANCE SHEET NON-INTEREST INCOME AND EXPENSE Total assets were $3.13 billion at Mar 31, 2024, compared to $3.18 billion at Dec 31, 2023 Total gross loans were $2.27 billion at Mar 31, 2024, compared to $2.32 billion at Dec 31, 2023 Gross loans decreased $57.3 million (2.5%) in 1Q24 Purchased $39.3 million in AFS securities in 1Q24 at a weighted average yield to maturity of 5.23% Total deposits were $2.63 billion at Mar 31, 2024 and Dec 31, 2023 Reduced FHLB borrowings by $65 million Total equity was $305.9 million at Mar 31, 2024 compared to $303.8 million at Dec 31, 2023 Repurchased 11,651 GNTY shares in 1Q24 at a weighted average price of $28.76 per share Paid cash dividend of $0.24/share in 1Q24, compared to $0.23 in each quarter in 2023 Noninterest income increased by $462,000, or 9.6%, from $4.8 million in 4Q23. The increase was primarily due to $499,000 in recoveries made on three SBA loan receivables and an increase in gain on sale of loans of $76,000 Noninterest expense decreased $710,000, or 3.3%, from 4Q23, due primarily to a retirement accrual booked in 4Q23 not present in 1Q24 and general decreases in advertising, professional fees and software expenses Efficiency ratio of 71.74% for 1Q24 Net earnings of $6.7 million, compared to $5.9 million in 4Q23 and $8.3 million in 1Q23 Net earnings per basic share of $0.58, compared to $0.51 in 4Q23 and $0.69 in 1Q23 ROAA of 0.85% and ROAE of 8.93%, compared to 0.73% and 7.93%, respectively, in 4Q23 Net interest margin (FTE) was 3.16%, compared to 3.11% in 4Q23 and 3.24% in 1Q23 Loan yield was 6.21%, compared to 6.06% in 4Q23 and 5.46% in 1Q23 Cost of total deposits was 2.23%, compared to 2.14% in 4Q23 and 1.18% in 1Q23** **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

ACL Reversal to the provision for credit losses of $250,000 in 1Q24 Reduction in gross loan balance and stable credit trends No qualitative factor adjustments in 1Q24 Allowance for credit losses (ACL) coverage is 1.35% at Mar 31, 2024 and 1.33% at Dec 31, 2023 LOAN PORTFOLIO & CREDIT QUALITY Gross loans decreased $57.3 million, or 2.5% in 1Q24 Weighted average yield on new loan originations in 1Q24 was 8.39%, compared to 8.61% in 4Q23 Nonperforming assets to total assets were 0.68% as of Mar 31, 2024 and 0.18% as of Dec 31, 2023. The increase was due to the addition of $14.9 million in other real estate owned. The OREO is a performing/operating commercial real estate property in a vibrant area of South Austin and is providing an additional source of non-interest income until it is sold. Net charge-offs were $110,000 in 1Q24, compared to $220,000 in 4Q23 Net charge-offs to average loans were 0.02% in 1Q24, compared to 0.04% in 4Q23 Loan portfolio quality remains strong and we expect credit metrics to continue to benefit from good economic conditions in Texas CRE and real estate C&D represents 40.0% and 12.1% of our total loan portfolio, respectively. Office-related loans represent 4.6% of the total loan portfolio and have an average balance of $516,000 Non-accrual loans are $6.2 million as of Mar 31, 2024, an increase from $5.6 million as of Dec 31, 2023. Substandard loans at Mar 31, 2024 are $17.5 million, down from $24.6 million at Dec 31, 2023. The decrease was primarily due to the foreclosed South Austin property described above, offset by the addition of some smaller dollar loans. There were 141 substandard loans with an average balance of $109,000 at Mar 31, 2024. Q1 2024 – CREDIT & ACL INFO

DEPOSITS Granular deposits: 88,493 total deposit accounts with an average balance of $29,696 Uninsured deposits, excluding public funds and GNTY-owned accounts, are 25.43% of total deposits Total deposits decreased by $5.4 million during 1Q24, primarily from the maturity of $25.0 million in brokered deposits that we did not renew. Excluding the brokered CDs, total core deposits grew $19.6 million during 1Q24. DDA balances decreased $27.1 million, savings and MMDA balances increased $30.8 million and time deposits (excluding matured brokered CDs) increased $15.9 million Loan-to-deposit ratio of 86.2% as of Mar 31, 2024 and 88.2% as of Dec 31, 2023 Noninterest-bearing deposits represent 31.5% of total deposits as of Mar 31, 2024, down from 32.4% as of Dec 31, 2023 Q1 2024 – Deposits, Liquidity & Capital LIQUIDITY & INVESTMENTS Liquidity ratio* was 10.6% at Mar 31, 2024 FHLB advances have decreased $265.0 million since 1Q23 Total available contingent liquidity from all sources is $1.3 billion at Mar 31, 2024 Total net unrealized loss on investment securities is $53.6 million, comprised of $21.1 million AFS and $32.5 million HTM. Net of tax, total unrealized loss is $42.4 million, which is 13.9% of total equity before losses** Capital ratios remain strong. Total equity to average assets as of Mar 31, 2024 is 9.6% If we had to recognize our entire unrealized losses on both AFS and HTM securities, the ratio would be 8.8%** During 1Q24, we repurchased 11,651 shares of Company stock at an average price of $28.76 per share. During 4Q23, we repurchased 24,800 shares at an average price of $27.76 per share CAPITAL *Calculated as cash and cash equivalents and unpledged securities divided by total liabilities. **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

Q & A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Net Unrealized Loss on Securities, Tax Effected, as a Percentage of Total Equity (dollars in thousands) March 31, 2024 Total equity(1) $ 305,910 Less: net unrealized loss on HTM securities, tax effected (25,662) Total equity, including net unrealized loss on AFS and HTM securities $ 280,248 Net unrealized loss on AFS securities, tax effected 16,709 Net unrealized loss on HTM securities, tax effected 25,662 Net unrealized loss on AFS and HTM securities, tax effected $ 42,371 Net unrealized loss on securities as % of total equity(1) 13.9% Total equity before impact of unrealized losses $ 322,619 Net unrealized loss on securities as % of total equity before impact of unrealized losses 13.1% Total average assets $ 3,178,929 Total equity to average assets 9.6% Total equity, adjusted for tax effected net unrealized loss, to average assets 8.8% (1) Includes the net unrealized loss on AFS securities, tax effected, of $16,709.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cost of Total Deposits Quarter Ended (dollars in thousands) March 31, 2024 December 31, 2023 March 31, 2023 Total average interest-bearing deposits $ 1,789,119 $ 1,788,863 $ 1,624,610 Adjustments: Noninterest-bearing deposits 823,638 865,817 1,002,793 Total average deposits $ 2,612,757 $ 2,654,680 $ 2,627,403 Total deposit-related interest expense $ 14,459 $ 14,311 $ 7,655 Average cost of interest-bearing deposits 3.25% 3.17% 1.91% Average cost of total deposits 2.23 2.14 1.18